Exhibit 99.1

For Immediate Release
October 27, 2017

PNM Resources Reports Third Quarter Results
2017 Earnings Guidance Affirmed, Conference call set for 11 a.m. Eastern today

PNM Resources (In millions, except EPS)

	Q3 2017	Q3 2016	YTD 2017	YTD 2016
GAAP net earnings	$73.7	$54.4	$134.2	$92.0
GAAP diluted EPS	$0.92	$0.68	$1.67	$1.15
Ongoing net earnings	$74.2	$62.1	$135.9	$105.0
Ongoing diluted EPS	$0.93	$0.78	$1.70	$1.31

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today released the company’s 2017 third quarter earnings results. In addition, management affirmed its 2017 consolidated ongoing earnings guidance of $1.77 to $1.87 per diluted share.

“Third quarter earnings keep us on track with annual earnings guidance and reflect the retail rates implemented last year to pay for our investments in system improvements,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO. “As we finish out the calendar year, we remain focused on key New Mexico regulatory filings that allow us to continue strengthening our system and provide customers with reliable, affordable and environmentally sustainable power in the future.”

SEGMENT REPORTING OF 2017 THIRD QUARTER EARNINGS
PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.
PNM (In millions, except EPS)

	Q3 2017	Q3 2016	YTD 2017	YTD 2016
GAAP net earnings	$60.7	$40.9	$104.0	$60.9
GAAP diluted EPS	$0.76	$0.51	$1.30	$0.76
Ongoing net earnings	$61.2	$47.9	$105.6	$72.9
Ongoing diluted EPS	$0.77	$0.60	$1.33	$0.91

(MORE)

PNM Resources Reports Q3 Earnings            10-27-17                     p. 2 of 4

•
In the third quarter of 2017, PNM’s GAAP and ongoing earnings included the effect of the October 2016 implementation of new retail rates, revenues from new third-party transmission contracts, warmer temperatures and AFUDC, which were partially offset by reduced load, depreciation expense from new capital investments and a reduction in the FERC generation Navopache contract. Increased operations and maintenance costs were mitigated by the implementation of cost savings to align the business with the allowed recovery included in the last general rate case.

•
GAAP earnings in the third quarter of 2016 also reflect $11.3 million of pre-tax regulatory disallowances associated with the rate case final order, including an estimated fifteen months of the disallowed recovery of Palo Verde and balanced draft investments pending appeal with the New Mexico Supreme Court, and $5.2 million of pre-tax restructuring costs based on revised estimates of the unrecoverable costs in the approved plan for San Juan Generating Station to meet the EPA’s regional haze rules.

TNMP – an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q3 2017	Q3 2016	YTD 2017	YTD 2016
GAAP net earnings	$14.7	$13.9	$34.5	$31.8
GAAP diluted EPS	$0.18	$0.17	$0.43	$0.40
Ongoing net earnings	$14.7	$14.5	$34.5	$32.5
Ongoing diluted EPS	$0.18	$0.18	$0.43	$0.41

•
In the third quarter of 2017, TNMP’s GAAP and ongoing earnings benefited from load growth from demand-based customers and transmission rate relief, partially offset by milder temperatures and higher depreciation and property tax expenses resulting from additional capital investments.

Corporate and Other – a segment that reflects the PNM Resources holding company and other subsidiaries.
Corporate and Other (In millions, except EPS)

	Q3 2017	Q3 2016	YTD 2017	YTD 2016
GAAP net earnings (loss)	($1.7)	($0.3)	($4.4)	($0.7)
GAAP diluted EPS	($0.02)	$0.00	($0.06)	($0.01)
Ongoing net earnings (loss)	($1.7)	($0.3)	($4.3)	($0.4)
Ongoing diluted EPS	($0.02)	$0.00	($0.06)	($0.01)

•
In the third quarter of 2017, Corporate and Other’s GAAP and ongoing earnings were reduced by additional interest expense primarily related to rising short-term interest rates. To mitigate the impacts of a rising interest rate environment, the company entered into interest rate swaps in the first half of the year to effectively fix the rates for an additional $150 million of its variable rate debt.

Financial materials are available at http://www.pnmresources.com/investors/results.cfm.

(MORE)

PNM Resources Reports Q3 Earnings            10-27-17                    p. 3 of 4

THIRD QUARTER CONFERENCE CALL: 11 AM EASTERN FRIDAY, OCT. 27
PNM Resources will discuss third quarter earnings results during a live conference call and webcast on Friday, Oct. 27th at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.
Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10113291. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources third quarter conference call.”

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2016 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,791 megawatts of generation capacity and provides electricity to more than 767,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Jimmie Blotter                        Pahl Shipley
(505) 241-2227                    (505) 241-2782

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources, Inc.’s (“PNMR”), Public Service Company of New Mexico’s (“PNM”), or Texas-New Mexico Power Company’s (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

(MORE)

PNM Resources Reports Q3 Earnings            10-27-17                    p. 4 of 4

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized impairments on available-for-sale securities, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings, therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-4.

(END)

PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended September 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR	$60,695	$14,727	$(1,683)	$73,739
Adjusting items before income tax effects
Mark-to-market impact of economic hedges[1]	(80)	—	—	(80)
Net change in unrealized impairments of available-for-sale securities[2]	(107)	—	—	(107)
Pension expense related to previously disposed of gas distribution business[3]	961	—	—	961
Total adjustments before income tax effects	774	—	—	774
Income (taxes) on above adjustments*	(300)	—	—	(300)
Adjusting items, net of income taxes	474	—	—	474
Ongoing Earnings (Loss)	$61,169	$14,727	$(1,683)	$74,213

Nine Months Ended September 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR	$104,021	$34,535	$(4,400)	$134,156
Adjusting items before income tax effects
Mark-to-market impact of economic hedges[1]	858	—	—	858
Net change in unrealized impairments of available-for-sale securities[2]	(1,135)	—	—	(1,135)
Pension expense related to previously disposed of gas distribution business[3]	2,884	—	—	2,884
Total adjustments before income tax effects	2,607	—	—	2,607
Income (taxes) on above adjustments*	(1,011)	—	—	(1,011)
New Mexico corporate income tax rate change	22	—	83	105
Total income tax impacts	(989)	—	83	(906)
Adjusting items, net of income taxes	1,618	—	83	1,701
Ongoing Earnings (Loss)	$105,639	$34,535	$(4,317)	$135,857

*2017 income tax effects calculated using a tax rate of 38.80%.

The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Reductions in "Electric Operating Revenues" and "Cost of energy" of $208 and $288 in the three months ended September 30, 2017 and increases in "Electric Operating Revenues" and "Cost of energy" of $8,818 and $9,676 in the nine months ended September 30, 2017

[2](Increases) in "Gains on available-for-sale securities"
[3]Increases in "Administrative and general"

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended September 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR	$40,852	$13,853	$(287)	$54,418
Adjusting items before income tax effects
Mark-to-market impact of economic hedges[1]	(2,969)	—	—	(2,969)
Net change in unrealized impairments of available-for-sale securities[2]	(69)	—	—	(69)
Regulatory disallowances and restructuring costs[3]	16,451	—	—	16,451
Pension expense related to previously disposed of gas distribution business[4]	925	—	—	925
Building consolidation[4]	737	996	—	1,733
Total adjustments before income tax effects	15,075	996	—	16,071
Income (taxes) on above adjustments*	(5,883)	(349)	—	(6,232)
New Mexico corporate income tax rate change	—	—	—	—
Recovery of prior tax impairments in New Mexico general rate case	(2,145)	—	—	(2,145)
Total income tax impacts	(8,028)	(349)	—	(8,377)
Adjusting items, net of income taxes	7,047	647	—	7,694
Ongoing Earnings (Loss)	$47,899	$14,500	$(287)	$62,112

Nine Months Ended September 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR	$60,909	$31,817	$(686)	$92,040
Adjusting items before income tax effects
Mark-to-market impact of economic hedges[1]	2,193	—	—	2,193
Net change in unrealized impairments of available-for-sale securities[2]	(1,021)	—	—	(1,021)
Regulatory disallowances and restructuring costs[3]	17,225	—	586	17,811
Pension expense related to previously disposed of gas distribution business[4]	2,776	—	—	2,776
Building consolidation[4]	737	996	—	1,733
Total adjustments before income tax effects	21,910	996	586	23,492
Income (taxes) on above adjustments*	(8,549)	(349)	(229)	(9,127)
New Mexico corporate income tax rate change	804	—	(92)	712
Recovery of prior tax impairments in New Mexico general rate case	(2,145)	—	—	(2,145)
Total income tax impacts	(9,890)	(349)	(321)	(10,560)
Adjusting items, net of income taxes	12,020	647	265	12,932
Ongoing Earnings (Loss)	$72,929	$32,464	$(421)	$104,972

*2016 income tax effects calculated using tax rates of 35.00% for TNMP and 39.02% for other segments.

The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[1]Increase of $2,650 in "Electric Operating Revenues" and reduction of $319 in "Cost of energy" in the three months ended September 30, 2016 and reduction in "Electric Operating Revenues of $2,064 and increase in "Cost of energy" of $129 in the nine months ended September 30, 2016

[2](Increases) in "Gains on available-for-sale securities"
[3]Increases in "Regulatory disallowances and restructuring costs" (PNM) and "Other (deductions)" (Corporate and Other)
[4]Increases in "Administrative and general"

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended September 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR	$0.76	$0.18	$(0.02)	$0.92
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Total Adjustments	0.01	—	—	0.01
Ongoing Earnings (Loss)	$0.77	$0.18	$(0.02)	$0.93
Average Diluted Shares Outstanding: 80,153,623

Nine Months Ended September 30, 2017
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.30	$0.43	$(0.06)	$1.67
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	0.01	—	—	0.01
Net change in unrealized impairments of available-for-sale securities	(0.01)	—	—	(0.01)
Pension expense related to previously disposed of gas distribution business	0.03	—	—	0.03
New Mexico corporate income tax rate change	—	—	—	—
Total Adjustments	0.03	—	—	0.03
Ongoing Earnings (Loss)	$1.33	$0.43	$(0.06)	$1.70
Average Diluted Shares Outstanding: 80,132,174

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended September 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.51	$0.17	$—	$0.68
Adjusting items
Mark-to-market impact of economic hedges	(0.02)	—	—	(0.02)
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
Regulatory disallowances and restructuring costs	0.10	—	—	0.10
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Building consolidation	—	0.01	—	0.01
Total Adjustments	0.09	0.01	—	0.10
Ongoing Earnings (Loss)	$0.60	$0.18	$—	$0.78
Average Diluted Shares Outstanding: 80,117,232

Nine Months Ended September 30, 2016
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.76	$0.40	$(0.01)	$1.15
Adjusting items
Mark-to-market impact of economic hedges	0.02	—	—	0.02
Net change in unrealized impairments of available-for-sale securities	(0.01)	—	—	(0.01)
New Mexico corporate income tax rate change	0.01	—	—	0.01
Regulatory disallowances and restructuring costs	0.11	—	—	0.11
Pension expense related to previously disposed of gas distribution business	0.02	—	—	0.02
Building consolidation	—	0.01	—	0.01
Total Adjustments	0.15	0.01	—	0.16
Ongoing Earnings (Loss)	$0.91	$0.41	$(0.01)	$1.31
Average Diluted Shares Outstanding: 80,129,604

PNM Resources, Inc. and Subsidiaries
Schedule 5
Condensed Consolidated Statement of Earnings
(Preliminary and Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
	(In thousands, except per share amounts)
Electric Operating Revenues	$419,900	$400,374	$1,112,398	$1,026,726
Operating Expenses:
Cost of energy	103,748	108,766	310,818	282,498
Administrative and general	46,268	46,942	138,923	139,214
Energy production costs	31,970	31,460	98,150	112,026
Regulatory disallowances and restructuring costs	—	16,451	—	17,225
Depreciation and amortization	58,821	53,017	172,829	153,801
Transmission and distribution costs	16,801	16,056	50,309	49,965
Taxes other than income taxes	19,808	19,611	57,820	57,598
Total operating expenses	277,416	292,303	828,849	812,327
Operating income	142,484	108,071	283,549	214,399
Other Income and Deductions:
Interest income	3,582	4,604	12,348	18,420
Gains on available-for-sale securities	5,406	4,531	17,730	15,380
Other income	6,275	4,884	14,626	13,413
Other (deductions)	(4,571)	(3,764)	(10,958)	(10,866)
Net other income and deductions	10,692	10,255	33,746	36,347
Interest Charges	32,106	32,467	96,137	97,179
Earnings before Income Taxes	121,070	85,859	221,158	153,567
Income Taxes	42,743	27,303	75,154	50,094
Net Earnings	78,327	58,556	146,004	103,473
(Earnings) Attributable to Valencia Non-controlling Interest	(4,456)	(4,006)	(11,452)	(11,037)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(396)	(396)
Net Earnings Attributable to PNMR	$73,739	$54,418	$134,156	$92,040
Net Earnings Attributable to PNMR per Common Share:
Basic	$0.92	$0.68	$1.68	$1.15
Diluted	$0.92	$0.68	$1.67	$1.15
Dividends Declared per Common Share	$0.2425	$0.2200	$0.7275	$0.6600